EXHIBIT 10.2
                                RADIOSOFT, INC.

                        1995 INCENTIVE STOCK OPTION PLAN

1.  PURPOSES OF THE PLAN
    --------------------

The purposes of this RadioSoft, Inc. 1995 Incentive Stock Option Plan are to enable the Company to attract, retain and motivate Key Employees and to create a long-term mutuality of interest between Key Employees and the stockholders of the Company by granting Options to Key Employees.

2.  DEFINITIONS
    -----------

As used herein, the following terms shall have the respective meanings specified therefor below:

     (a) "Acquisition Transaction" means any of (i) a merger or consolidation in which the Company shall not be the surviving entity, (ii) any transaction resulting in the acquisition of substantially all of the Company's outstanding voting capital stock by a single person or entity, or by a group of persons and/or entities acting in concert, or (iii) the sale or transfer of substantially all of the Company's assets.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Change of Control" means, for any time when the Company has a class of securities registered pursuant to Section 12 of the Exchange Act:

          (i) the occurrence of any event which would be required to be reported in response to Item 6(e) of schedule 14A of Regulation 14A promulgated under the Exchange Act;

          (ii) any person (or group of persons acting in concert) becoming the beneficial owner of 30% or more of the Company's outstanding voting securities or securities convertible into such amount of voting securities; or

          (iii) within two years after a tender offer or exchange offer, or as the result of a merger, consolidation, sale of substantially all of the Company's assets or a contested election of the Board of Directors, or any combination of such transactions, the failure of the persons who were directors of the Company prior to such transaction to constitute a majority of the Board or the board of directors of its successor;

     provided, however, that no transaction shall be deemed a Change of Control
     --------  -------
     if such transaction is approved by two-thirds vote of (i) the members of the Board in office immediately prior to such event voting together with
     (ii) their successors elected by a majority vote of such prior Board members.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means the committee, if any, appointed by the Board to administer the Plan or, at any time when such a committee shall not be constituted, the Board.

     (f) "Common Stock" means common stock, par value $.01 per share, of the Company and any common stock resulting from any reclassification thereof.

     (g) "Company" means RadioSoft, Inc. a Delaware corporation.

     (h) "Disability" means permanent and total disability, as determined by the Committee in its sole discretion, but consistent with the meaning of "permanent and total disability" under Section 22(e) (3) of the Code. A Disability shall be deemed to occur at the time of determination thereof by the Committee.

     (i) "Effective Date" has the meaning set forth in Section 4.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, for any date of determination, the value of a Share on such date, determined as follows:

          (i) if such Share shall be listed on such date on a national securities exchange or quoted on the National Market System of the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the closing sales price on such date of such Share on such exchange or on such National Market System, as the case may be, or if no sales shall be reported on such date, the mean between the bid and asked prices reported on such date on such exchange or National Market System, as the case may be;

          (ii) if such Share is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the bid and asked prices as quoted through NASDAQ on such date;

          (iii) if pursuant to the foregoing the Fair Market Value of such Share is to be determined based upon the mean of the bid and asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

          (iv) if (or the extent) such Share is not listed or quoted as described above, such amount as shall be determined by the Committee in good faith.

     (l) "Incentive Stock Option" means any Option which is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

     (m) "Key Employee" means any person who is a director, executive officer or other valuable staff, managerial, professional or technical employee of the Company or any Subsidiary, as determined by the Committee.

     (n) "Option" means the right to purchase a Share granted under, and subject to the terms and provisions of the Plan and the relevant Option Agreement. An Option may be either an Incentive Stock Option or a non-qualified option.

     (o) "Option Agreement" means an agreement among the Company and a Participant, in such form not inconsistent with the Plan as the Committee shall approve from time to time, pursuant to which one or more Options shall be granted.

     (p) "Participant" means a Key Employee of the Company or any Subsidiary who is granted Options under the Plan.

     (q) "Plan" means this RadioSoft, Inc. 1995 Incentive Stock Option Plan, as amended from time to time.

     (r) "Purchase Price" means the purchase price per Share payable to the Company pursuant to the relevant Option Agreement upon exercise of an Option.

     (s) "Rule 701 " means Rule 701 promulgated under the Securities Act.

     (t) "Sale Transaction" shall mean any transaction, or series of related transactions, pursuant to which TGIS Partners shall directly or indirectly sell to one or more purchasers which are not affiliates of it in excess of 50% of the shares of capital stock of the Company held by it from time to time. As used herein, an "affiliate" of TGIS Partners shall mean any person or entity directly or indirectly controlling, controlled by or under common control with TGIS Partners.

     (u) "Securities Act" means the Securities Act of 1933, as amended.

     (v) "Share" means, with respect to an Option at any time, the share of Common Stock or other securities or other property of any kind (if an adjustment shall have been made pursuant to Section 6) for which an Option may be exercisable at such time.

     (w) "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code. An entity shall be deemed a Subsidiary of the

     Company only for such periods as the requisite ownership relationship thereunder shall be maintained.

     (x) "Substantial Stockholder" means any Participant who, at the time of grant, owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424 (d) of the Code, shares possessing more than 10% of the total combined outstanding voting power of all classes of stock of the Company.

     (y) "Termination of Employment" means the termination for any reason of an individual's employment by the Company and/or its Subsidiaries, whether by death or retirement or otherwise and whether or not for cause. In the event an entity shall cease to be a Subsidiary of the Company or any other Subsidiary, a Termination of Employment shall be deemed to have occurred with respect to any individual who is not otherwise an employee of the Company or another Subsidiary at the time such entity ceases to be a Subsidiary. A leave of absence approved by the Committee shall not constitute a Termination of Employment.

3.   LIMITATIONS ON SHARES ISSUABLE AND OPTIONS GRANTED UNDER THE PLAN
     -----------------------------------------------------------------

     (a) Total Number of Shares Issuable.  The total number of shares of Common
         -------------------------------
     Stock for which Options may be granted under the Plan is 166,667, subject to adjustment as contemplated by Section 6. If any Option expires unexercised or is canceled, terminated or forfeited in any manner without having been exercised, the Share for which such Option was exercisable shall remain available for issuance pursuant to another Option granted under the Plan.

     (b) Limitation on Granting of Options.  No Option shall be granted at any
         ---------------------------------
     time when both:

          (i) the aggregate offering price of the securities of the Company for which such Option is exercisable and all other securities of the Company subject to outstanding offers made in reliance on Rule 701 plus the aggregate sales price of all securities of the Company sold
          ----
          in the preceding twelve months in reliance on Rule 701 exceeds the greater of:

               (1)  $500,000; and

               (2) 15 percent of the total assets of the Company measured at the end of the Company's most recent fiscal year; and

          (ii) the number of securities of the Company for which such Option is exercisable plus the number of securities of the Company subject to
                      ----
          outstanding offers made in reliance on Rule 701 plus the number of
                                                          ----
          securities of the Company sold in the preceding twelve months in reliance on Rule 701 exceeds

          15 percent of the outstanding number of securities of the class of securities for which such Option is exercisable;

In addition, in no event shall any Option be granted at any time when the aggregate offering price of securities of the Company subject to outstanding offers made in reliance on Rule 701 plus the aggregate sales prices of
                                    ----
securities of the Company sold in the preceding twelve months in reliance on Rule 701 exceeds $5,000,000.

For purposes of this Section 3(b), the outstanding securities of a class shall include securities of such class issuable pursuant to the exercise of all outstanding options (including all Options), warrants rights of conversion or convertible securities unless such options, warrants, rights of conversion or convertible securities were issued under Rule 701. If the Company shall have offered or sold any convertible securities in reliance on Rule 701, the number of securities subject to outstanding offers and sold, for purposes of Section 3(b)(ii), shall be deemed the number of shares of the securities into which such securities are convertible.

Except as the Committee shall otherwise determine, the granting of Options and the offering and sale of Shares under the Plan are intended to be made in reliance upon Rule 701 and the provisions of this Section 3(b) may be amended at any time as the Committee shall deem appropriate in order that the exemption provided by Rule 701 shall continue to be available to such grantings and such offers and sales.

4.   EFFECTIVENESS OF THE PLAN/GRANTING OF INCENTIVE STOCK OPTIONS
     -------------------------------------------------------------

The Plan shall become effective upon its adoption by the Board and its approval by the stockholders of the Company entitled to vote thereon (the "Effective Date"). No Incentive Stock Option shall be granted under the Plan on or after the tenth anniversary of the Effective Date, although the Plan shall otherwise continue to be effective after such date and Incentive Stock Options previously granted may extend beyond such date in accordance with the terms upon which such Options were granted.

5.   ADMINISTRATION OF THE PLAN
     --------------------------

     (a) Duties of the Committee.  The Plan shall be administered by the
         -----------------------
     Committee. The Committee shall have full authority, subject to the terms of the Plan, to: (i) interpret the Plan and decided all questions and settle all controversies and disputes that may arise in connection with the Plan;
     (ii) establish, amend and rescind rules for carrying out the Plan and administering the Plan; (iii) select Participants in, and grant Options under, the Plan; (iv) determine the terms, exercise price and permitted forms of payment for each Option granted under the Plan and determine which Options granted under the Plan shall be Incentive Stock Options; (v) prescribe the form or forms of Option Agreements and any other agreements, instruments or documents required under the Plan from time to time; (vi) amend the Plan as permitted thereby; and (vii) make all other determinations and take all other actions in connection with the Plan and the

     Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties, regardless of the apparent similarity of the matters coming before it. Any determination or action of the Committee in connection with the foregoing shall be final and conclusive.

     (b) Advisors.  The Committee may designate officers or other employees of
         --------
     the Company or independent advisors and may employ legal counsel and agents, as it deems appropriate, to assist it in the administration of the Plan and may grant authority to such persons to execute Option Agreements or other documents on behalf of the Committee. The Committee may conclusively rely upon any opinion received from any such counsel or consultant and any computation received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred by the Committee pursuant to the engagement of, or any services rendered by, any such advisor, counsel or agent shall be paid by the Company.

     (c) Indemnification.  No officer of the Company or member or former member
         ---------------
     of the Committee or the Board shall be liable for any action taken or made in good faith with respect to the Plan or any Option granted thereunder.
     To the fullest extent permitted by applicable law, each such person shall be indemnified and held harmless by the Company against any liability, cost or expense (including without limitation legal fees and settlement amounts) incurred by it in relation to the Plan or any action taken or determination made in connection therewith and shall be advanced all amounts necessary to pay the foregoing at the earliest time permitted by applicable law. Such indemnification shall be in addition to any other rights of indemnification any such person may have under applicable law or under the Articles of Incorporation or By-Laws of the Company.

     (d) Meetings of the Committee.  The Committee shall select one of its
         -------------------------
     members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

6.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS
     --------------------------------------

     (a) Shares to be Delivered; Fractional Share.  Shares of Common Stock or
         ----------------------------------------
     other capital stock of the Company to be issued under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued stock or from issued stock held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of such Share on the date of exercise.

     (a) Adjustments; Recapitalization, etc.  The existence of the Plan and the
         -----------------------------------
     Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to authorize or effect any change to the Company's capital structure, any merger or consolidation involving the Company, any sale or transfer of any of its properties or its liquidation or dissolution or any other corporate act or proceeding. In the event the Company shall take any such action, the following provisions shall govern to the extent applicable:

          (i) If and whenever the Company shall effect a stock split, stock dividend, subdivision, recapitalization or combination or other change in the Company's capital stock, (x) the Purchase Price per share and the number and class of Shares for which outstanding Options thereafter may be exercised and (y) the total number and class or type of Shares that may be issued under the Plan shall be proportionately adjusted by the Committee as it shall deem appropriate. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitations accounting changes) if the Committee shall determine that such adjustment shall be appropriate to the intended operation of the Plan.

          (ii) Subject to Section 6(b)(iii), if the Company shall merge or consolidate with any other entity, then, as of the effective date of such merger or consolidation, each Participant, upon exercise of Options theretofore granted, shall be entitled to acquire under each such Option, in lieu of the Share for which such Option shall have been exercisable but in all other respects in accordance with the provision of the relevant Option Agreement, the number, class and type of securities or other property (including cash), if any to which such Participant would have been entitled pursuant to the terms of the relevant agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Participant had been the holder of record of the Share receivable upon exercise of such Option (whether or not the exercisable) had such merger or consolidation not occurred.

          (iii) In the event of an Acquisition Transaction or a Change of Control, the Committee may, in its sole discretion and regardless of any adverse tax consequence to any Participant, (x) terminate all outstanding options by delivering notice of termination to each Participant, provided that
                                                                --------
          during the twenty day period following the date of delivery of such notice, each Participant shall have the right to exercise in full all of such Participant's Options then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreements) or (y) declare that all outstanding Options shall immediately become exercisable regardless of any contrary provision of any applicable Option Agreement. If an Acquisition Transaction or Change of Control shall occur and outstanding Options are not terminated pursuant to the preceding sentence, the provisions of
          Section 6(b)(ii) shall apply.

          (iv) The Committee may grant Options under the Plan in substitution for stock options held by employees of another corporation who become Key Employees as the result of a merger or consolidation of such corporation with the Company or as the result of the acquisition by the Company of property or stock of such corporation. Such Options shall be granted on such terms and conditions as the Committee shall consider appropriate under the circumstances.

          (v) Except as expressly provided above, the issuance by the Company of Shares of capital stock of any class, or securities convertible into any such shares, for cash property, labor or services, whether upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Shares subject to Options theretofore granted or the Purchase Price of any such Share.

7.   AWARDS AND TERMS OF OPTIONS
     ---------------------------

     (a) Grant.  The Committee may grant Options, including Options intended to
         -----
     be Incentive Stock Options, to Key Employees. Each Option shall be evidenced by an Option Agreement. Each Option which is intended to be an Incentive Stock Option shall be so designated upon the grant of such Option.

     (b) Purchase Price.  The Purchase Price of each Option shall be determined
         --------------
     by the Committee, provided that the Purchase Price for an Incentive Stock
                       --------
     Option shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value of the relevant Share at the time the Incentive Stock Option is granted.

     (c) Number of Shares.  Each Option Agreement shall specify the number of
         ----------------
     Options granted to the Participant party thereto and the Purchase Price for each Share for which such Options are exercisable, as determined by the Committee in its sole discretion.

     (d) Exercisability; Limitations on Exercisability.  At the time of grant,
         ---------------------------------------------
     the Committee shall specify when and on what terms Options granted shall be exercisable, or provisions shall be made therefor in the Option Agreement relating thereto, as the case may be. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of such Options may be exercised. Notwithstanding the foregoing or any other provision hereof or of any Option Agreement, (i) no Option shall be exercisable until the first to occur of (x) any Sale Transaction or (y) the first date on or after which the Company shall have become subject to the requirements of Section 13 or 15(d) of the Exchange Act, (ii) no Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant or, if granted to a Substantial Stockholder, five years from such date and (iii) each Option granted hereunder shall be subject to earlier termination as provided in Section 6(b) or Section 8 or otherwise hereunder.

     (e) Special Rule for Incentive Options.  As required by Section 422 of the
         ----------------------------------
     Code or any successor provision, if in any calendar year the Incentive Stock Options theretofore granted to any participant (either hereunder or under any stock option plan of the Company or any Subsidiary) first become exercisable for Shares having an aggregate Fair Market Value in excess of $100,000, such Options shall not be treated as Incentive Stock Options to the extent of such excess. This Section 7(e) shall in no way be construed as limiting the exercisability of any Option.

     (f) Exercise of Options.  Options shall be exercised, and the aggregate
         -------------------
     Purchase Price for the Shares to be purchased pursuant thereto shall be paid, by Participants as provided in the relevant Option Agreement.

     (g) Listing, Registration and Compliance with laws and Regulations.
         --------------------------------------------------------------

          (i) In general.  Notwithstanding any contrary provision of any Option
              ----------
          Agreement, the Committee may condition the exercisability of any Option or the sale of any Share thereunder upon the satisfaction or compliance with any listing, registration, qualification or other requirement under any state or Federal securities or other law or regulation, or any order or determination of any governmental authority, which the Committee shall determine to be applicable to the exercise of such Options or to such purchase of such Share. Each holder of an Option shall supply the Company with an certificate or other instrument or document which the Company shall request, and shall otherwise cooperate with the Company, in satisfying or complying with any such law or regulation or order or determination.

          (ii) Securities laws.  Without limitation of the provisions of Section
               ---------------
          7(g)(i), no Share shall be issued upon the exercise of any Option if the Committee shall determine that such issuance would not comply with any applicable Federal or state securities laws. The Committee may in its sole discretion require as a condition to exercise of any Option that counsel to the holder thereof deliver to the Company an opinion that the issuance of Shares upon exercise thereof shall be exempt from registration under the Securities Act and applicable "blue sky" laws. In the case of officers and other persons who become subject to Section 16(b) of the Exchange Act (in the event the Company shall become subject to the reporting requirements thereof), the Committee may at any time impose any limitations (whether by amendment of the Plan or otherwise) upon the exercise of Options or issuance of Shares pursuant thereto which the Committee determines are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable, in consequence of Federal or state regulatory requirements, to reduce the period during which any Option my be exercised, the Company may, in its discretion and without the consent of the holder thereof, reduce the exercise period as it shall determine on not less than 15 days' written notice.

8.   EFFECT OF TERMINATION OF EMPLOYMENT
     -----------------------------------

The following provisions shall be applicable upon the Termination of Employment of any Participant, in each case subject to Section 7(d):

     (a) Death of Participant.  If such Termination of Employment shall be based
         --------------------
     upon the death of such Participant, all Options granted to such Participant and exercisable (by acceleration as provided above or otherwise) as of the date of such Termination of Employment (x) which are Incentive Stock Options shall remain exercisable by such Participant's estate, or by his or her heirs or assigns by will or by operation of law, for a period of one year from such date and (y) which are not Incentive Stock Options shall remain exercisable by any such party for a period, which shall be not less than one year nor more than three years from such date, to be determined by the Committee in its sold discretion.

     (b) Disability of Participant.  If such Termination of Employment shall be
         -------------------------
     based upon the Disability of such Participant, all Options held by such Participant and exercisable (by acceleration as provided above or otherwise) as of the date of such Termination of Employment (x) which are Incentive Stock Options shall remain exercisable for a period of one year from such date and (y) which are not Incentive Stock Options shall remain exercisable for a period, which shall be not less than one year nor more than three years from such date, as determined by' the Committee in its sold discretion.

     (c) Voluntary Termination or Termination for Cause.  If (x) such
         ----------------------------------------------
     Termination of Employment shall (1) result from the voluntary resignation from, or termination of, employment by such Participant before the date on which the Participant shall be fully eligible for all retirement benefits from the Company to which it is entitled or (2) be for

     Cause (as defined below) or (y) it shall be determined subsequent to any Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause, all unexercised Options held by such Participant shall immediately be canceled and shall terminate as of such Termination of Employment. Termination of Employment of a Participant shall be "for Cause" if (i) such Participant shall have committed any felony, willful misconduct or any act of disloyalty in connection with his or her duties as an employee of the Company or any Subsidiary, (ii) such Participant shall have committed fraud or breach of trust or confidentiality as to the Company or any Subsidiary or any act which is intended, or may reasonably be expected, to cause economic or reputation injury to the Company or any Subsidiary or (iii) such Termination of Employment is or would be deemed to be for cause under any employment or other agreement between the Company or any Subsidiary and such Participant.

     (d) Other Termination.  If such Termination of Employment shall be based
         -----------------
     upon any fact or circumstance not contemplated by Sections 8(a), (b) or
     (c), all Options held by such Participant and exercisable as of the date of such Termination (x) which are Incentive Stock Options shall remain exercisable for a period of three months commencing on such date and (y) which are not Incentive Stock Options shall remain exercisable for a period of one year from such date.

9.   NON-TRANSFERABILITY
     -------------------

No Option shall be transferable by any Participant other than by will or under applicable laws of descent and distribution and during the lifetime of such Participant each Option held by such Participant may be exercised only by such Participant or his or her duly appointed guardian or legal representative. No Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event any levy upon any Option by reason of any execution, attachment or similar process contrary to the provision hereof, such Option shall immediately become null and void.

10.  NO RIGHTS AS A STOCKHOLDER
     --------------------------

A holder of Options shall have no rights as a stockholder of the Company based upon such holder's holding of Options or in respect of the Shares for which such Options are respectively exercisable. No dividends or other distribution or offerings to shareholders shall be made in respect of any such Option or Share and, except as provided in Section 6, no adjustment to the number of Shares purchasable under any Option or the purchase price therefor shall be effected in consequence of any such offering or distribution or in consequence of any potentially dilutive action or transaction.

11.  DETERMINATIONS
     --------------

Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Conunittee shall be final and binding for all purposes and upon all persons, including, without limitation, the Company and its successors, the directors, officers and other employees of the Company and any Subsidiary and the Participants and their respective heirs, assigns executors, administrators and personal representatives.

12.  TERMINATION AND AMENDMENT
     -------------------------

     (a) Termination of the Plan.  The Plan shall terminate on the first to
         -----------------------
     occur of (x) the first date on which no Option remains outstanding and exercisable, or exercisable on a date thereafter, and (y) any earlier date on which the Committee shall in its sole discretion determine that the Plan shall terminate. No Option shall be granted under the Plan on or after the tenth anniversary of the Effective Date, regardless of whether the Plan shall remain in effect on such date. Termination of the Plan shall not cause the termination or cancellation of any outstanding Option which by its terms (but subject in any case to Section 7(d)) continues beyond such termination of the Plan.

     (b) Amendment of the Plan.  The Committee may amend and modify the Plan
         ---------------------
     from time to time as it in its sole discretion deems appropriate or desirable, provided that no such amendment which has the effect of (x)
                --------
     changing the total number of shares of Common Stock for which Options are exercisable as set forth in Section 3(a) or (y) modifying the definition herein of the term "Key Employees" shall be effective unless approved by the stockholders of the Company entitled to vote thereon.

     (c) Amendment of Options.  The Committee shall have the right to amend from
         --------------------
     time to time the terms and conditions on which any outstanding Options shall have been granted, provided, however, that, subject to the other
                              --------  -------
     provisions hereof, the Committee shall first have obtained the consent of the holder thereof, so as to reduce the Purchase Price specified for any Option or to accelerate or extend the time of or for exercisability of any Option or otherwise, in each case as shall be not inconsistent with the Plan and as the Committee shall deem appropriate or advisable.

13.  NON-EXCLUSIVITY
     ---------------

Neither the adoption of the Plan by the Board nor the submission of the Plan for approval by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options or stock.

14.  USE OF PROCEEDS
     ---------------

The proceeds of the sale of Shares subject to Options under the Plan shall be used for the Company's general corporate purposes as the Board shall determine.

15.  GENERAL PROVISIONS
     ------------------

     (a) Right to Terminate Employment.  Neither the adoption of the Plan nor
         -----------------------------
     the grant of Options shall impose any obligation on the Company or any Subsidiary to continue the employment of any Participant or on any Participant to remain in the employment of the Company or any Subsidiary.

     (b) Purchase for Investment.  Each holder of an Option shall upon request
         -----------------------
     by the Committee, deliver to the Company upon and as a condition to the exercise thereof, (i) a certificate or other written instrument duly executed by such holder or on its behalf, in form satisfactory to the Company, representing and warranting (x) that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof and
     (y) that any subsequent offer for sale or sale of any such Shares shall be made either to an effective registration statement under the Securities Act or an exemption from the registration requirement thereof and (z) as to such other matters as the Committee shall in its sole discretion deem appropriate and (ii) an opinion of counsel to such holder in a form and as to such matters as shall be acceptable to the Committee in its sole discretion.

     (c) Trusts, etc.  No provision of the Plan and no action taken pursuant to
         -----------
     the Plan (including, without limitation, the grant of any Option thereunder) shall create or be deemed to create a trust of any kind, or a fiduciary relationship between the Company or the Committee and any participant or holder of any Option. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent any Participant or Option holder acquires any right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of a general unsecured creditor of the Company.

     (d) No tax advice, etc.  Each Participant acknowledges that the Federal and
         ------------------
     other tax treatment of the grant of Options to such Participant hereunder, the issuance of Shares upon exercise thereof and the disposition of such Shares may be dependent on certain factors which are with in such Participant's control, including without limitation the period of time elapsing between such grant and exercise, the period of time for which such Shares are held and other circumstances relating to the exercise of such Options or the disposition of Shares. Each Participant acknowledges and confirms that neither the Company nor the Board or Committee (nor any member thereof) shall be under any obligation, or have any liability, to such Participant by virtue of the grant of

     Options hereunder or the issuance of Shares upon exercise thereof in connection with any tax or financial consequences to such participant relating to such Options or Shares. Each Participant acknowledges and confirms that neither the Company, the Board nor the Conunittee has provided, or is subject to any obligation to provide, to such Participant any tax or financial planning advice as to the consequences of such grant or exercise of Options or such disposition of Shares and that he or she shall be solely responsible for such consequences and for the obtaining of such advice.

     (e) Notices.  Each Participant and each other Option holder shall provide
         -------
     the Committee with its current address for all purposes hereunder. All notices and other written communications or transmissions under or in connection with the Plan or any Option Agreement shall be deemed delivered if directed to the person to whom addressed at such address and mailed by first class mail or by overnight delivery or courier.

     (f) Severability of Provision.  If any provisions of the Plan shall be held
         -------------------------
     invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.

     (g) Payment to Minors, Etc.  Any amount payable to or for the benefit of a
         -----------------------
     minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person and such payment so made shall fully discharge the Company and the Committee from all obligations with respect thereto.

     (h) Descriptive Headings.  The descriptive headings contained herein are
         --------------------
     for convenience of reference and shall in no way affect the meaning or interpretation of any provision of the Plan.

     (i) Controlling Law.  The Plan shall be construed and enforced in
         ---------------
     accordance with the laws of the State of Delaware.

16.  LEGENDS AND PAYMENT OF EXPENSES
     -------------------------------

     (a) Legends.  Any certificates representing Shares issued upon exercise of
         -------
     Options shall bear such legends as the Committee shall in its sole discretion determine to be necessary or appropriate to ensure compliance with Federal and state securities and other laws and to reflect the provisions of any agreements between the Company and the Participant relating to such Shares.

     (b) Payment of Expenses.  The Company shall pay all issue or transfer taxes
         -------------------
     and all fees and expenses relating to the issuance or transfer of Shares and otherwise in connection with the administration of the Plan.

17.  WITHHOLDING TAXES
     -----------------

The Company shall be entitled to withhold (or secure payment from the Participant in cash or other property, including Shares already owned by the participant for six months or more (valued at the Fair Market Value thereof on the date of delivery)) the amount of any Federal, state or local taxes required to be withheld by the Company in connection with any Shares or cash payments deliverable under the Plan and the Company may condition any such delivery on such satisfaction of any such withholding requirement. The Committee may in its sole discretion permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable.

                          AMENDMENT (THE "AMENDMENT")

                                      TO

                                RADIOSOFT, INC.

         (Subsequently Known As AUTOMATED DISPATCH SOLUTIONS, INC. and
                              LOGISTICARE, INC.)

                 1995 INCENTIVE STOCK OPTION PLAN (THE "PLAN")

The Plan is hereby amended as follows:

The name of the Plan is changed to the LogistiCare, Inc. 1995 Stock Option Plan.

Section 1. of the Plan is amended to expand the purpose of the Plan to include, in addition to previously stated purposes, that the interests of the Company are promoted if non-employee members of the Board (or any Subsidiary) are given the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or any Subsidiary.)

Subsection 2.(m) of the Plan is amended to read:

          "Key Employee" means any person who is a director, executive officer, or other valuable staff, managerial, professional or technical employee of the Company, as determined by the Committee, or a member of the Board (notwithstanding the fact that such person is not an employee of the Company or a Subsidiary.)

Subsection 3.(a) of the Plan is amended to increase the total number of shares of Common Stock for which Options may be granted under the Plan to 216,667 shares.

Subsection 3.(b) of the Plan, as currently stated, is deleted and the following provision is substituted in place thereof:

          "Notwithstanding Subsection 2.(n), each Option granted to a non-employee member of the Board shall be a non-qualified option."

Section 4. of the Plan is amended to add thereto the following sentences:

          "The provisions of this Amendment shall become effective upon its adoption by the Board and approval by the stockholders of the Company, if such approval by the stockholders of the Company is obtained prior to August 13, 1998. No Option granted under the Plan to non-employee members of the Board shall become exercisable unless and until this Amendment is approved by the Company's stockholders prior to August 13, 1998. If such stockholder approval is not obtained by such date, then all Options granted to non-employee members of the Board under this Plan shall terminate and cease to remain outstanding. No Option shall be granted under the Plan to a non-employee member of the Board, unless the financial interest, if any, of each member of the Board in such Option shall first be fully disclosed to the Board and such Option grant is approved by the affirmative vote of a majority of the Board members who do not have a financial interest in the Option, even though such disinterested directors constitute less than a quorum."

Section 5. of the Plan is amended to add thereto a new Subsection 5.(e), as follows:

          "Notwithstanding anything in the Plan to the contrary but subject to the provisions of Section 4. of the Plan, the Board, and not a Committee appointed by the Board, shall administer all matters under the Plan relating to non-employee members of the Board."

Subsection 7.(d) of the Plan is amended to delete therefrom Clause (i), with effect as of March 9, 1995.

Subsection 7.(d) of the Plan is amended to add thereto a new sentence, as follows:

          "Notwithstanding anything herein or in any option agreement to the contrary, all Options granted and vested prior to June 2, 1997 may be exercised in whole or in part at any time after June 2, 1997 and prior to the tenth (10th) anniversary of the date of grant."

Section 8. of the Plan is amended to add thereto a new Subsection 8.(e), as follows:

          "Notwithstanding anything in the Plan to the contrary, for the purposes of Subsection 8. of the Plan with respect to any Option granted to a non-employee member of the Board, (i) "Termination of Employment" shall mean termination of service as a member of the Board and (ii) "employment" shall mean service as a member of the Board."